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                                                                   Exhibit 10.24

                                   [FORM OF]

                       WORKING CAPITAL NOTE AND AGREEMENT


          This Working Capital Note and Agreement (this "Note and Agreement") is made as of the ____ day of _____, 199_, by __________________, a
_____________________ (the "Maker"), and _______________________, a
__________________ (the "Holder").

          WHEREAS, the Maker and the Holder are parties to that certain [Lease Agreement], dated as of _______________, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Lease");

          WHEREAS, pursuant to the Lease, the Holder is selling to the Maker on the date hereof the Working Capital (as defined in the Lease) existing as of the Commencement Date (as defined in the Lease) of the Lease (the "Initial Working Capital");

          WHEREAS, the parties desire to enter into this Note and Agreement for the purpose, among others, of evidencing the obligation of the Maker to pay to the Holder the purchase price of the Initial Working Capital, together with interest thereon, as more fully hereinafter set forth;

          NOW THEREFORE, in consideration of the foregoing and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1. FOR VALUE RECEIVED, the Maker promises to pay to the order of the Holder, at the address specified on Schedule A attached hereto ("Schedule A"),
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or at such other place as the Holder of this Note and Agreement may from time to time designate, the principal amount specified on Schedule A (the  "Principal
                                                  ----------
Amount"), together with interest on the Principal Amount from the date hereof until paid in full.

          Such interest shall accrue at the rate, be calculated in the manner, and be due and payable at the times, provided in Schedule A. All interest
                                                 ----------
payments shall be in cash, except as otherwise provided in the next paragraph.

          The Principal Amount and all accrued and unpaid interest thereon shall be due and payable in full, in the manner set forth hereinbelow, upon the expiration or earlier termination of the Lease for any reason (including, without limitation, a termination of the Lease by the Facility Mortgagee (as defined in the Lease) in accordance with the terms of the Lease or this Note and Agreement). The date on which such expiration or termination occurs is sometimes hereinafter referred to as the "Maturity Date." Payment of the Principal Amount and all
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accrued and unpaid interest thereon shall be made as follows: (i) the Maker shall assign, transfer and deliver to the Holder title to all Working Capital owned by the Maker on the Maturity Date by means of one or more written instruments reasonably satisfactory in form and content to the Holder; and (ii) to the extent that the Principal Amount and all accrued and unpaid interest thereon exceeds the fair market value of such Working Capital so assigned, transferred and delivered by the Maker to the Holder (which the Maker and the Holder agree shall be equal to the book value of such Working Capital, after taking into account any depreciation as of the Maturity Date) (the "Fair Market Value"), the Maker shall pay to the Holder on the Maturity Date an amount in cash equal to the amount of such excess (the "Maker True-Up Amount"). Title to the Working Capital so assigned, transferred and delivered to the Holder shall be free and clear of any security interests, liens and other encumbrances of any nature whatsoever created by the Maker or arising in respect of any obligation of the Maker or arising by reason of any act or omission of the Maker.

          All payments of cash hereunder shall be made in lawful money of the United States of America and, except as otherwise provided in a written agreement between the Maker and the Holder, without offset.

          This Note and Agreement may not be prepaid in whole or in part.

          The occurrence of one or more of the following events shall constitute an event of default ("Event of Default") hereunder: (i) the failure to make any payment in cash of interest hereunder when due on any interest payment date (other than the Maturity Date) if such failure continues for a period of 10 days after the due date therefor, or (ii) the failure to make any payment (in cash or in kind, as applicable) of all or any portion of the Principal Amount and all accrued and unpaid interest thereon on the Maturity Date.

          Upon the occurrence of an Event of Default, the Holder shall have the
option to terminate the Lease.   In addition, the interest rate otherwise
applicable pursuant to Schedule A shall be increased by two hundred basis points
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(two (2) percentage points (2%)) per annum from the date of the Event of Default until the date on which all obligations of the Maker pursuant to this Note and Agreement are paid (in cash or in kind, as applicable) in full. The rights and remedies provided in this paragraph are in addition to, and not in limitation of, any other rights and remedies that the Holder may have with respect to an Event of Default; it being agreed that all such rights and remedies shall be cumulative.

          The Maker promises to pay all reasonable costs and expenses (including without limitation reasonable attorneys' fees and disbursements) incurred by Holder in connection with the collection or enforcement hereof.

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          The Maker hereby waives presentment, protest, demand, notice of dishonor and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due date of this Note and Agreement, before or after maturity, with or without notice. No renewal or extension of this Note and Agreement, and no delay in enforcement of this Note and Agreement or in exercising any right or power hereunder, shall affect the liability of the Maker.

          Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

          2. In the event the Maker has satisfied all of its obligations pursuant to Section 1 hereof and the Fair Market Value exceeds the Principal Amount and all accrued and unpaid interest thereon, the Holder shall pay to the Maker on the Maturity Date an amount in cash equal to the amount of such excess (the "Holder True-Up Amount").

          3. Notwithstanding anything to the contrary set forth above, in the event that the Lease is terminated by the Facility Mortgagee pursuant to the terms thereof, the Maker agrees that it shall transfer title to the Working Capital owned by it on the Maturity Date (and pay any Maker True-Up Amount payable by it under Section 1 hereof) directly to the Facility Mortgagee or its designee and that it shall look only to Host Marriott, L.P., a Delaware limited partnership, for payment of any Holder True-Up Amount payable pursuant to
Section 2 hereof.

          4. This Note and Agreement shall be governed by and construed under and in accordance with the laws of the State of Maryland (but not including the choice of law rules of such jurisdiction).

          IN WITNESS WHEREOF, each of the parties hereto has caused this Note and Agreement to be duly executed on its behalf by its duly authorized representative on the date first set forth above.


                                                      [MAKER]


                                                      --------------------------




                                                      [HOLDER]


                                                      --------------------------


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                                                           Schedule A to Working
                                                           Capital Note and
                                                           Agreement



          1. Address at which payments and deliveries are to be made by the Maker pursuant to Section 1:


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          2.  Principal amount:/1/


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          3.  Interest rate:/1/


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          4.  Interest shall be computed on the basis of a 365/6 day year and applied to the actual number of days elapsed.

          5.  Accrued interest shall be due and payable/3/

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/1/   The fair market value (which the parties agree will be the book value) of the Working Capital transferred by the Holder to the Maker at the commencement of the Lease.

/2/   The "long-term applicable federal rate" (as defined in Section 1274 of the
Internal Revenue Code of 1986, as amended) in effect on the commencement date of the Lease.

/3/   Interest payment schedule will be the same as the Rent payment schedule under the Lease.



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